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                                                                    EXHIBIT 23.4


                        INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Global Vacation Group, Inc. on Form S-1 of our report on Classic Custom Vacations dated May 21,
1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                       /s/DELOITTE & TOUCHE LLP

                                                       DELOITTE & TOUCHE LLP
San Jose, California
May 14, 1998